UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

Emerging Markets Corporate Bond Fund	June 30, 2018

T. ROWE PRICE EMERGING MARKETS CORPORATE BOND FUND

HIGHLIGHTS

■	The Emerging Markets Corporate Bond Fund underperformed its benchmark but outperformed its Lipper peer group for the six months ended June 30, 2018.
■	The fund’s structural underweight to higher-quality companies in Asia, which tend to be less volatile, accounted for the majority of the underperformance.
■	In terms of overall credit quality positioning, we continued to deemphasize lower-quality bonds in the noninvestment-grade segment, preferring issuers rated BBB (the lowest investment-grade rating) and BB (the highest noninvestment-grade rating).
■	We believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging markets corporate bonds.

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CIO Market Commentary

Dear Shareholder

U.S. stocks recorded decent gains in the first half of 2018, but unlike last year, investors had to absorb some bumps along the way. In February, volatility spiked and the S&P 500 Index briefly tumbled over 10% from its highs, putting it in correction territory. The major U.S. benchmarks recovered their losses in the spring, eventually bringing the technology-focused Nasdaq Composite Index and the smaller-cap indexes to new highs. Volatility stayed somewhat elevated, however, and many investors clearly remained anxious as the first half of your fund’s fiscal year ended.

Solid corporate and economic fundamentals initially seemed to promise that 2017’s strong stock market momentum might carry forward into 2018. Continued global synchronized growth led to strong profits for many multinationals. In the U.S., earnings for the S&P 500 rose by nearly 25% in the first quarter versus a year before, according to FactSet—the best performance since the recovery from the financial crisis. Profit growth also picked up in Europe, Japan, and emerging markets, even as growth in many international economies cooled a bit.

Inflation fears presented the first obstacle to the markets in February, however. Stocks tumbled on news that hourly wages had jumped in January, sparking fears that the Federal Reserve would pick up its pace of interest rate increases in order to head off inflation. Wage growth moderated in the following months, but a series of strong economic reports raised growth expectations and sent long-term interest rates to multiyear peaks by May. Investors also worried that the massive U.S. fiscal stimulus from December’s tax cuts and March’s spending bill might overheat the economy, though interest rates fell back in late May and June as Fed officials stressed their intention to move slowly in tightening monetary policy.

Trade tensions soon emerged as a second impediment for the markets. The Trump administration began implementing a more populist trade stance in March, announcing tariffs on steel and aluminum imports, threatening to withdraw from the North American Free Trade Agreement (NAFTA), and later raising the possibility of taxing auto imports. The administration also announced a steady escalation in possible tariffs on Chinese goods, eventually targeting a list of $200 billion in Chinese imports. China and other U.S. trading partners vowed to retaliate proportionately.

Investors initially seemed willing to dismiss the tit-for-tat threats as negotiating tactics, but evidence eventually emerged that even the prospect of tariffs was impacting corporate strategies and profit outlooks. Stocks slumped on June 21, after German automaker Daimler lowered its earnings guidance due to possible tariff increases on SUVs it manufactures in the U.S. and sells in China. A few days later, Harley-Davidson revealed that it was planning to move some of its motorcycle production to Europe to avoid retaliatory tariffs recently announced by the European Union.

Boeing, Caterpillar, and other leading exporters suffered declines as trade tensions worsened, but small-caps, which typically have far less international exposure, fared much better than large-caps in the first half of the year. Growth shares continued to outperform value shares despite the strong performance of energy stocks, which benefited from a rise in oil prices to multiyear highs. Stocks in overseas markets reacted particularly poorly to growing trade fears and fell for the period. A decline in many currencies relative to the dollar also weighed on international bond and stock returns for U.S. investors.

Meanwhile, technology shares continued to dominate, with much of the market’s overall gain to date in 2018 concentrated in a handful of mega-cap companies able to leverage dominant Internet platforms. Data breaches and concerns about the growing power of these firms resulted in calls for government intervention in early 2018. For now, however, the threat of increased regulation seems a longer-term one that appears minor in comparison to the powerful fundamental strength of these companies.

T. Rowe Price’s global team of industry experts is monitoring the possible impact of tariffs and other challenges on a wide range of companies—from the global tech titans to small, domestic firms that get little analyst coverage on Wall Street. While the rest of 2018 may bring further surprises, you can rest assured that your portfolio manager is drawing on a wide range of insights in seeking to provide shareholders with superior returns while minimizing the impact of unforeseen political events or other pitfalls.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The T. Rowe Price Emerging Markets Corporate Bond Fund returned -3.64% for the six months ended June 30, 2018, underperforming the benchmark J.P. Morgan Corporate Emerging Market Bond Index Broad Diversified but outperforming its Lipper peer group average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Our underweight to higher-quality companies in Asia, which tend to be less volatile in both rallies and sell-offs, accounted for the majority of the portfolio’s underperformance. This structural positioning results from our belief that there are generally more opportunities to take advantage of market inefficiencies in lower-quality segments of the emerging markets corporate debt asset class. Bonds from companies in these Asian countries held up better than other areas of the market in the first half of 2018, so our underweights to South Korea, Singapore, Thailand, Malaysia, and Taiwan weighed on relative returns.

PORTFOLIO CHARACTERISTICS

PRICE AND YIELD

Periods Ended	12/31/17	6/30/18
Emerging Markets Corporate Bond Fund		
Price Per Share	$10.64	$10.04
Dividends Per Share		
For 6 Months	0.22	0.22
For 12 Months	0.43	0.43
SEC Yield With Waiver (30-Day)[a]	3.47%	4.98%
SEC Yield Without Waiver (30-Day)	3.22	4.73
Emerging Markets Corporate Bond Fund–Advisor Class		
Price Per Share	$10.64	$10.04
Dividends Per Share		
For 6 Months	0.21	0.21
For 12 Months	0.42	0.42
SEC Yield With Waiver (30-Day)[b]	3.38%	4.89%
SEC Yield Without Waiver (30-Day)	2.80	4.89
Emerging Markets Corporate Bond Fund–I Class		
Price Per Share	$10.64	$10.04
Dividends Per Share		
For 6 Months	0.23	0.23
For 12 Months	0.46	0.47
SEC Yield With Waiver (30-Day)[c]	3.78%	5.28%
SEC Yield Without Waiver (30-Day)	3.30	4.88
Weighted Average Maturity (years)	7.5	6.8
Weighted Average Spread Duration (years)	5.9	5.6

12-month dividends may not equal the combined 6-month figures due to rounding. Yields will vary and are not guaranteed.

[a]Through April 30, 2019, T. Rowe Price Associates (TRPA) has agreed to waive its management fees or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class's ratio of expenses to average daily net assets to exceed 1.15%. Details are available in the fund's prospectus.

[b]Through April 30, 2019, TRPA has agreed to waive its management fees or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class's ratio of expenses to average daily net assets to exceed 1.25%. Details are available in the fund's prospectus.

[c]Through April 30, 2020, TRPA has agreed to pay the operating expenses of the fund's I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class operating expenses) to the extent the I Class operating expenses exceed a certain portion of the class's average daily net assets. Details are available in the fund's prospectus.

The portfolio’s other country allocations also weighed on relative returns, largely as a result of an overweight to Argentina. The country’s debt experienced considerable selling pressure despite the International Monetary Fund’s agreement to provide funding to help stabilize the Argentine economy. We think that the sell-off in Argentina reached levels that overly discount some of the country’s strengths. On the positive side, the fund was underweight Turkey, which also declined sharply as President Recep Tayyip Erdogan consolidated his power following his reelection and investors continued to lose confidence in the independence of Turkey’s central bank. However, the relative performance contribution from our underweight to Turkey did not offset the drag from the overweight to Argentina.

Our security selection also detracted from relative performance, largely due to a position in bonds from Tata Steel. We initiated a position in the Indian steelmaker’s newly issued 10-year notes, but they traded down after the company later surprised the market by announcing an acquisition that it will finance by issuing more debt, increasing its leverage. Exposure to Petrobras and Banco do Brasil, Brazil’s state-controlled oil company and bank, respectively, also detracted as investor sentiment toward Brazil soured following a truckers’ strike that slowed its recovery from recession. On the other hand, an underweight to Caribbean mobile phone service provider Digicel Group contributed to relative performance as the high yield company’s bonds were pressured amid capital structure uncertainty. A well-timed addition to bonds from Turkish bank Turkiye Garanti Bankasi before the country’s presidential election also contributed. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

How is the fund positioned?

As discussed above, the fund has a long-term structural underweight to investment-grade bonds from Asian emerging markets, which are usually less volatile in both up and down markets. We think that these markets, which tend to be more developed than Latin American or central European countries, offer fewer opportunities to capitalize on market inefficiencies. As a result of this structural underweight to more defensive segments of the asset class, the portfolio tends to underperform when the broad emerging markets corporate market is selling off and to outperform in a broad rally.

However, the fund is overweight Asia high yield issuers, where we typically see more value than in higher-quality bonds from those markets. Relative to Asia, the portfolio is positioned more conservatively in Latin America, favoring debt from somewhat higher-quality companies in countries like Brazil and Mexico that have recently had major political changes or have upcoming elections. In central and Eastern Europe and the Middle East, the fund is even more conservatively positioned, generally investing only in high-quality debt from investment-grade companies.

In terms of overall credit quality positioning, we continued to deemphasize lower-quality bonds in the noninvestment-grade segment, preferring issuers rated BBB (the lowest investment-grade rating) and BB (the highest noninvestment-grade rating) because these areas generally have more pricing inefficiencies and more opportunities to identify companies with improving fundamentals that are candidates for ratings upgrades. The portfolio’s largest credit quality segment overweight was to BB rated debt. The fund increased its exposure to B rated bonds in the six-month period, but this was driven by bottom-up security selection as the recent correction produced more risk-adjusted value in the segment with yields reaching about 8%. We continued to generally avoid distressed issuers—companies that carry credit spreads above 1,000 basis points—and bonds with credit ratings of CCC and below given their history of poor risk-adjusted returns. (Credit spreads measure the additional yield that investors demand to hold a bond with credit risk compared with a high-quality government security with a comparable maturity.)

What is portfolio management’s outlook?

Secular tailwinds that include strong underlying economic growth, rising middle class wealth, improved corporate governance, reduced external vulnerabilities, political reforms in key markets, and reduced contingent liabilities in the private sector support the long-term outlook for the emerging markets corporate debt asset class. In addition, the recent selling pressure has created more attractive valuations while the fundamental quality of emerging markets companies has remained largely intact. Emerging markets corporate bonds offers attractive yields and lower interest rate sensitivity relative to the global fixed income opportunity set, a factor that should draw investors into the asset class and contain the recent widening in credit spreads.

While we are mindful of select emerging countries that are in the midst of election cycles or are experiencing significant external funding pressure, we think risks emanating from developed markets are likely to drive near-term volatility. Central banks in developed markets removing monetary accommodation more aggressively than expected or the U.S. implementing protectionist trade policy could challenge liquidity, leaving us somewhat cautious on smaller markets and companies with weaker capital structures. However, we do not believe that risk events triggered by developed markets pose a systemic risk to emerging markets corporate debt.

Outside of developed markets, a major downturn in the Chinese yuan would also likely increase the pressure on emerging markets assets, including corporate bonds. While we think that a decline of 10% or more in the yuan against the U.S. dollar is unlikely, we are mindful that it would trigger meaningfully higher volatility. A steep drop in oil prices could also produce more volatility, but emerging markets are now fairly well balanced between oil exporters and importers, which could help cushion the asset class. In this uncertain environment, we believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging markets corporate bonds.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, J.P. Morgan Chase & Co. All rights reserved.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 6.3%		
Corporate Bonds 3.1%		
Adecoagro, 6.00%, 9/21/27 (USD)(1)	260,000	216
Adecoagro, 6.00%, 9/21/27 (USD)	200,000	166
Banco Macro, VR, 6.75%, 11/4/26 (USD)(1)(2)	550,000	517
IRSA Propiedades Comerciales, 8.75%, 3/23/23 (USD)	200,000	202
IRSA Propiedades Comerciales, 8.75%, 3/23/23 (USD)(1)	280,000	282
Pampa Energia, 7.375%, 7/21/23 (USD)	550,000	527
		1,910
Government Bonds 3.2%		
Republic of Argentina, 7.50%, 4/22/26 (USD)	800,000	741
YPF Sociedad Anonima, 8.75%, 4/4/24 (USD)	1,240,000	1,228
		1,969
Total Argentina (Cost $4,239)		3,879
BRAZIL 7.6%		
Corporate Bonds 5.4%		
Banco do Brasil, VR, 9.00% (USD)(2)(3)	700,000	675
Braskem Finance, 7.375% (USD)(3)	250,000	252
Cosan Luxembourg, 7.00%, 1/20/27 (USD)(1)	200,000	195
Cosan Overseas, 8.25% (USD)(3)	750,000	751
Itau Unibanco Holding, VR, 6.50% (USD)(1)(2)(3)	650,000	618
Minerva Luxembourg, 6.50%, 9/20/26 (USD)	200,000	184
Petrobras Global Finance, 7.25%, 3/17/44 (USD)	740,000	687
		3,362
Government Bonds 2.2%		
Petrobras Global Finance, 7.375%, 1/17/27 (USD)	350,000	350
Petrobras Global Finance, 8.75%, 5/23/26 (USD)	950,000	1,030
		1,380
Total Brazil (Cost $4,945)		4,742

CHILE 5.7%

Corporate Bonds 5.7%		
Banco Santander Chile, 3.875%, 9/20/22 (USD)	700,000	698
Cencosud, 4.375%, 7/17/27 (USD)(1)	450,000	414
Cencosud, 5.15%, 2/12/25 (USD)	200,000	198
Enel Americas, 4.00%, 10/25/26 (USD)	580,000	554
Enel Chile, 4.875%, 6/12/28 (USD)	460,000	464
Engie Energia Chile, 4.50%, 1/29/25 (USD)	600,000	598
VTR Finance, 6.875%, 1/15/24 (USD)	600,000	605
Total Chile (Cost $3,660)		3,531

CHINA 12.0%

Convertible Bonds 0.8%		
Ctrip.com International, 1.25%, 9/15/22 (USD)	460,000	475
		475
Corporate Bonds 11.2%		
Agile Group Holdings, 9.00%, 5/21/20 (USD)	500,000	519
China State Construction Finance Cayman II, 3.375% 11/29/22 (USD)	500,000	480
CIFI Holdings Group, 6.875%, 4/23/21 (USD)	450,000	447
CNAC HK Finbridge, 4.625%, 3/14/23 (USD)	510,000	510
ENN Energy Holdings, 6.00%, 5/13/21 (USD)	700,000	735
Golden Eagle Retail Group, 4.625%, 5/21/23 (USD)	750,000	647
Shimao Property Holdings, 4.75%, 7/3/22 (USD)	650,000	621
State Grid Overseas Investment, 3.50%, 5/4/27 (USD)(1)	320,000	306
State Grid Overseas Investment, 4.00%, 5/4/47 (USD)	370,000	356
Tencent Holdings, 3.925%, 1/19/38 (USD)(1)	500,000	456
Want Want China Finance, 2.875%, 4/27/22 (USD)	380,000	368
Yanlord Land, 5.875%, 1/23/22 (USD)	200,000	198
Yanlord Land, 6.75%, 4/23/23 (USD)	520,000	519
Yuzhou Properties, 7.90%, 5/11/21 (USD)	800,000	814
		6,976
Total China (Cost $7,608)		7,451

COLOMBIA 1.8%		
Common Stocks 0.1%		
Frontera Energy (CAD)(4)	3,200	47
		47
Corporate Bonds 1.7%		
Banco De Bogota, 4.375%, 8/3/27 (USD)	550,000	514
Grupo Aval, 4.75%, 9/26/22 (USD)	550,000	547
		1,061
Total Colombia (Cost $1,122)		1,108
CONGO 1.2%		
Corporate Bonds 1.2%		
HTA Group, 9.125%, 3/8/22 (USD)	800,000	768
Total Congo (Cost $834)		768
HONG KONG 6.3%		
Corporate Bonds 6.3%		
Bank of East Asia, VR, 5.625% (USD)(2)(3)	850,000	812
CK Hutchison International, 3.50%, 4/5/27 (USD)	400,000	384
Industrial & Commercial Bank of China Asia, VR 4.25% (USD)(2)(3)	400,000	371
LS Finance, 4.25%, 10/16/22 (USD)	550,000	533
PCCW Capital No. 4, 5.75%, 4/17/22 (USD)	425,000	448
PCPD Capital, 4.75%, 3/9/22 (USD)	340,000	331
SmarTone Finance, 3.875%, 4/8/23 (USD)	500,000	478
WTT Investment, 5.50%, 11/21/22 (USD)(1)	600,000	577
Total Hong Kong (Cost $4,000)		3,934
INDIA 8.2%		
Corporate Bonds 8.2%		
ABJA Investment, 5.45%, 1/24/28 (USD)	600,000	509
ABJA Investment, 5.95%, 7/31/24 (USD)	550,000	533
Bharti Airtel International, 5.125%, 3/11/23 (USD)	450,000	446

Delhi International Airport, 6.125%, 10/31/26 (USD)(1)	260,000	256
Delhi International Airport, 6.125%, 10/31/26 (USD)	200,000	197
Greenko Dutch, 4.875%, 7/24/22 (USD)(1)	375,000	352
Housing Development Finance, 6.875%, 4/30/20	20,000,000	284
HPCL-Mittal Energy, 5.25%, 4/28/27 (USD)	310,000	283
HT Global IT Solutions Holdings, 7.00%, 7/14/21 (USD)(1)	200,000	200
HT Global IT Solutions Holdings, 7.00%, 7/14/21 (USD)	200,000	200
Reliance Holding USA, 5.40%, 2/14/22 (USD)	600,000	624
Tata Motors, 5.75%, 10/30/24 (USD)	550,000	554
Yes Bank Ifsc Banking Unit Branch, 3.75%, 2/6/23 (USD)	650,000	627
Total India (Cost $5,411)		5,065

INDONESIA 4.9%

Corporate Bonds 4.9%

Indika Energy Capital II, 6.875%, 4/10/22 (USD)	200,000	196
Indo Energy Finance II, 6.375%, 1/24/23 (USD)	300,000	283
Modernland Overseas, 6.95%, 4/13/24 (USD)	500,000	432
Pakuwon Prima, 5.00%, 2/14/24 (USD)	670,000	622
Perusahaan Listrik Negara, 5.45%, 5/21/28 (USD)(1)	600,000	612
TBG Global, 5.25%, 2/10/22 (USD)	900,000	884
Total Indonesia (Cost $3,170)		3,029

ISRAEL 3.4%

Corporate Bonds 3.4%

Israel Chemicals, 6.375%, 5/31/38 (USD)(1)	420,000	423
Teva Pharmaceutical Finance, 2.95%, 12/18/22 (USD)	200,000	182
Teva Pharmaceutical Finance III, 2.20%, 7/21/21 (USD)	690,000	642
Teva Pharmaceutical Finance III, 6.00%, 4/15/24 (USD)	600,000	599
Teva Pharmaceutical Finance III, 6.75%, 3/1/28 (USD)	245,000	250
Total Israel (Cost $2,087)		2,096

JAMAICA 0.8%

Corporate Bonds 0.8%

Digicel, 6.00%, 4/15/21 (USD)	550,000	501
Total Jamaica (Cost $536)		501

KAZAKHSTAN 2.3%

Corporate Bonds 2.3%		
KazMunayGas National, 4.75%, 4/19/27 (USD)	200,000	196
KazMunayGas National, 4.75%, 4/19/27 (USD)(1)	630,000	616
Nostrum Oil & Gas Finance, 8.00%, 7/25/22 (USD)	650,000	621
Total Kazakhstan (Cost $1,517)		1,433

KUWAIT 1.3%

Corporate Bonds 1.3%		
Equate Petrochemical, 4.25%, 11/3/26 (USD)	500,000	486
Equate Petrochemical, 4.25%, 11/3/26 (USD)(1)	360,000	350
Total Kuwait (Cost $865)		836

MALAYSIA 2.3%

Corporate Bonds 2.3%		
Gohl Capital, 4.25%, 1/24/27 (USD)	600,000	569
Press Metal Labuan, 4.80%, 10/30/22 (USD)	400,000	371
TNB Global Ventures Capital, 3.244%, 10/19/26 (USD)	500,000	462
Total Malaysia (Cost $1,488)		1,402

MEXICO 6.8%

Corporate Bonds 5.8%		
Axtel, 6.375%, 11/14/24 (USD)(1)	800,000	761
Banco Mercantil del Norte, VR, 7.625% (USD)(1)(2)(3)	325,000	322
Banco Santander Mexico, VR, 8.50% (USD)(2)(3)	450,000	490
BBVA Bancomer, VR, 5.35%, 11/12/29 (USD)(1)(2)	330,000	307
BBVA Bancomer, VR, 5.125%, 1/18/33 (USD)(2)	250,000	223
Cemex, 7.75%, 4/16/26 (USD)	650,000	706
Sixsigma Networks Mexico, 7.50%, 5/2/25 (USD)(1)	850,000	820
		3,629

Government Bonds 1.0%		
Petroleos Mexicanos, 6.75%, 9/21/47 (USD)	680,000	648
		648
Total Mexico (Cost $4,382)		4,277
NETHERLANDS 0.4%		
Corporate Bonds 0.4%		
OCI, 6.625%, 4/15/23 (USD)(1)	250,000	254
Total Netherlands (Cost $250)		254
OMAN 1.5%		
Corporate Bonds 1.5%		
Lamar Funding, 3.958%, 5/7/25 (USD)	550,000	484
Oztel Holdings, 6.625%, 4/24/28 (USD)(1)	485,000	462
Total Oman (Cost $968)		946
PERU 0.9%		
Corporate Bonds 0.9%		
Peru LNG SRL, 5.375%, 3/22/30 (USD)(1)	550,000	547
Total Peru (Cost $551)		547
PHILIPPINES 4.6%		
Corporate Bonds 4.6%		
BDO Unibank, 2.95%, 3/6/23 (USD)	430,000	407
ICTSI Treasury, 5.875%, 9/17/25 (USD)	900,000	934
SM Investments, 4.875%, 6/10/24 (USD)	950,000	964
Union Bank of the Philippines, 3.369%, 11/29/22 (USD)	550,000	524
Total Philippines (Cost $2,926)		2,829
RUSSIA 1.2%		
Corporate Bonds 1.2%		
Sberbank of Russia, 5.125%, 10/29/22 (USD)	200,000	199

TURKEY 2.1%		
Corporate Bonds 2.1%		
Akbank Turk, 5.125%, 3/31/25 (USD)	700,000	616
Turkiye Garanti Bankasi, 5.25%, 9/13/22 (USD)	700,000	661
Total Turkey (Cost $1,270)		1,277
UKRAINE 0.5%		
Corporate Bonds 0.5%		
MHP, 7.75%, 5/10/24 (USD)	300,000	301
Mriya Agro Holding, 9.45%, 4/19/18 (USD)(4)(5)	70,000	7
Mriya Agro Holding, 9.45%, 4/19/18 (USD)(1)(4)(5)	250,000	24
Total Ukraine (Cost $628)		332
UNITED ARAB EMIRATES 5.3%		
Convertible Bonds 0.3%		
DP World, 1.75%, 6/19/24 (USD)	200,000	207
		207
Corporate Bonds 3.2%		
Emirates Airlines, 4.50%, 2/6/25 (USD)	999,990	992
First Abu Dhabi Bank, VR, 5.25% (USD)(2)(3)	650,000	649
Ruwais Power, 6.00%, 8/31/36 (USD)	300,000	323
		1,964
Government Bonds 1.8%		
Emirates NBD Tier 1, VR, 5.75% (USD)(2)(3)	1,100,000	1,110
		1,110
Total United Arab Emirates (Cost $3,335)		3,281
UNITED STATES 1.1%		
Corporate Bonds 1.1%		
Kosmos Energy, 7.875%, 8/1/21 (1)	475,000	483
Kosmos Energy, 7.875%, 8/1/21 (1)	200,000	203
Total United States (Cost $670)		686

ZAMBIA 0.6%		
Corporate Bonds 0.6%		
First Quantum Minerals, 7.25%, 5/15/22 (USD)	350,000	355
Total Zambia (Cost $354)		355
SHORT-TERM INVESTMENTS 1.0%		
Money Market Funds 0.9%		
T. Rowe Price Government Reserve Fund, 1.91% (6)(7)	548,098	548
		548
U.S. Treasury Obligations 0.1%		
U.S. Treasury Notes, 0.75%, 10/31/18 (8)	50,000	50
		50
Total Short-Term Investments (Cost $598)		598
Total Investments in Securities		
98.9% of Net Assets (Cost $63,788)		**$ 61,370**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $11,263 and represents 18.1% of net assets.

(2) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(3) Perpetual security with no stated maturity date.

(4) Non-income producing

(5) In default with respect to payment of interest.

(6) Affiliated Company

(7) Seven-day yield

(8) At June 30, 2018, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

CAD Canadian Dollar

USD U.S. Dollar

VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Corporate Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and, secondarily, capital appreciation. The fund has three classes of shares: the Emerging Markets Corporate Bond Fund (Investor Class), the Emerging Markets Corporate Bond Fund–Advisor Class (Advisor Class), and the Emerging Markets Corporate Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense.

Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2018, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2018, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of June 30, 2018, securities valued at $41,000 had been posted by the fund to counterparties for exchange-traded derivatives and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 5% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and currency values; and, for Options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2018, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 74% of the fund’s net assets were invested in emerging markets and 13% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At June 30, 2018, approximately 60% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $39,133,000 and $34,093,000, respectively, for the six months ended June 30, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2017, the fund had $4,652,000 of available capital loss carryforwards.

At June 30, 2018, the cost of investments for federal income tax purposes was $63,852,000. Net unrealized loss aggregated $2,492,000 at period-end, of which $205,000 related to appreciated investments and $2,697,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2018, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements $85,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2018. Including this amount, expenses previously waived/paid by Price Associates in the amount of $739,000 remain subject to repayment by the fund at June 30, 2018.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $21,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,271,697 shares of the Investor Class, representing 43% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class, Advisor Class, and I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Investor Class Expense Group) and third quintile (Advisor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the second and fourth quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and second and fifth quintiles (Expense Universe).

The Board requested additional information from management with respect to the fund’s relative actual management fee and total expenses ranking in the fourth quintile and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018